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                                                                    EXHIBIT 10.3

[THE ROYAL BANK OF SCOTLAND PLC LOGO]           Standard Security Guidance Notes

                                STANDARD SECURITY
                                     COMPANY


                                     COMPANY


                                STANDARD SECURITY

                                       BY
                                CRUACHEM LIMITED
                                  IN FAVOUR OF
                         THE ROYAL BANK OF SCOTLAND PLC


                 SECURITY SUBJECTS: 4 Fountain Avenue, Inchinnan


                                     DATED:

                                    RECORDED:

                                   REGISTERED:


                     SOLICITORS: MESSRS. CARRUTHERS GEMMILL,
                                 81 BATH STREET,
                                 GLASGOW. G2 2EH

May 2000                                                                     (1)
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[THE ROYAL BANK OF SCOTLAND PLC LOGO]           Standard Security Guidance Notes
                                                               1.

THIS IS AN IMPORTANT DOCUMENT. YOU SHOULD TAKE INDEPENDENT LEGAL ADVICE BEFORE SIGNING AND SIGN ONLY IF YOU WANT TO BE LEGALLY BOUND. THIS DOCUMENT SECURES ALL SUMS DUE OR TO BECOME DUE TO THE BANK BY THE OBLIGANT. IF YOU SIGN AND THE BANK IS NOT PAID YOU MAY LOSE THE ASSET(S) CHARGED.

WE, CRUACHEM LIMITED, (Company Number: SC93984) incorporated under the Companies Acts and having our Registered Office at Todd Campus West of Scotland Science Park, Acre Road, Glasgow (hereinafter referred to as "the Obligant") hereby undertake to pay to THE ROYAL BANK OF SCOTLAND plc (hereinafter referred to as "the Bank", which expression includes its successors and assignees whomsoever) on demand all sums of principal, interest and charges which are now and which may at any time hereafter become due to the Bank by the Obligant whether solely or jointly with any other person, corporation, firm or other body and whether as principal or surety;

DECLARING THAT;

(1) the interest hereinbefore referred to shall be at the rate(s) agreed between the Bank and the Obligant or (failing such agreement) determined by the Bank and shall be payable at such dates as may be so agreed or determined by the Bank;

(2) if there shall be any breach of the obligations contained or referred to in this document the Bank shall (without prejudice to all other rights and powers available to it) be entitled, without notice to the Obligant, to withhold further banking facilities from the Obligant and to return without making payment thereof, Cheques, Bills of Exchange, Direct Debits and other like documents drawn on the Bank by the Obligant or otherwise bearing to be payable by the Bank to the Obligant's order;

(3) if the Bank receives notice of any subsequent charge or other interest affecting all or any part of the security subjects as hereinafter defined the Bank may open a new account or accounts with the Obligant and, if or insofar as the Bank does not open a new account or accounts, it shall nevertheless be treated as if it had done so at the time when it received such notice and as and from that time all payments made by the Obligant to the Bank shall, notwithstanding any instructions by the Obligant to the contrary, be credited or treated as having been credited to the new account or accounts and shall not operate to reduce the amount due from the Obligant to the Bank at the time when it received the notice;

(4) the sums due by the Obligant shall be conclusively ascertained by a statement under the hand of an official or manager of the Bank;

(5) the Bank may (without releasing, modifying, rendering unenforceable or otherwise prejudicing the security and liabilities hereby constituted, except insofar as the Bank expressly so agrees) allow any person(s) any time or indulgence or enter into, renew, vary or end any arrangement, security or guarantee with any person(s);

(6) if the Obligant is liable under this document for the debts of another the Obligant shall not in competition with or in priority to the Bank make any claim against that other nor take or share in or enforce any security in respect of such debts, until such debts have been paid to the Bank in full, nor shall such liability be affected by the existence of any other security or guarantee nor by any other security or guarantee being or becoming void or unenforceable; and the Bank may place to the credit of a suspense account for so long as it considers desirable any moneys received in respect of such debts without any obligation to apply them towards payment of such debts; and in applying moneys towards payment of such debts the Bank may appropriate them towards such part(s) of the debts as it thinks fit.

For which sums the Obligant hereby grants a Standard Security in favour of the Bank over ALL and WHOLE the subjects known as Four Fountain Avenue, Inchinnan, which subjects are registered under Title Number: REN 100891 in the Land Register of Scotland which subjects hereinbefore described are herein referred to as "the security subjects";

May 2000                                                                     (2)
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[THE ROYAL BANK OF SCOTLAND PLC LOGO]           Standard Security Guidance Notes

The Standard Conditions specified in Schedule 3 to the Conveyancing and Feudal Reform (Scotland) Act 1970, and any lawful variation thereof operative for the time being, shall apply;

And the Standard Conditions shall be varied to the effect that

(FIRST) The Definitions in the said Schedule 3 shall have the effect also for the purposes of the following variations;

(SECOND) The insurance to be effected in terms of Standard Condition 5(a) shall provide cover to the extent of the reinstatement value of the security subjects and not the market value thereof;

(THIRD) All policies of insurance affording cover in respect of the security subjects shall be disclosed to the Bank by the debtor in order that they may be written or endorsed for the interests of the Bank and the debtor as the Bank may require and shall in other respects be deemed for the purpose of this Standard Security to have been effected under Standard Condition 5(a). All rights and claims under policies effected or deemed to have been effected under Standard Condition 5(a) are hereby assigned by the debtor to the Bank and all moneys becoming payable under any such policies shall be applied in making good the loss or damage in respect of which such moneys become payable or, if the Bank so requires, in or towards the discharge of the sums secured by this Standard Security;

(FOURTH) It shall be an obligation on the debtor not to create or agree to create a subsequent security over the security subjects or any part thereof or convey or assign the same or any part thereof or make directly or indirectly any application for planning permission in relation to the security subjects or any part thereof or make application for an improvement grant or other grant in respect of the security subjects or any part thereof, without the prior consent in writing of the Bank in each case which consent if granted may be so granted subject to such conditions as the Bank may see fit to impose;

(FIFTH) If the Bank shall enter into possession of the security subjects the Bank shall be entitled (if it thinks fit) at the expense and risk of the debtor to remove, store, sell or otherwise deal with any furniture, goods, equipment or other moveable property left in or upon the security subjects and not removed within fourteen days of the Bank entering into possession, without the Bank being liable for any loss or damage occasioned by the exercise of this power. The Bank shall however be subject to an obligation to account for the proceeds of any such sale after deducting all expenses incurred by the Bank in relation to such furniture, goods, equipment or other moveable property.

If the warrandice is subject to
a prior security or there is
any other qualification of
absolute warrandice insert
before the warrandice
"subject to................." and give
details.

May 2000                                                                     (3)
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[THE ROYAL BANK OF SCOTLAND PLC LOGO]           Standard Security Guidance Notes
                                                                              4.

The Obligant grants warrandice: And the Obligant consents to registration of these presents and of the said statement for execution: IN WITNESS WHEREOF these presents consisting of this and the preceding pages are subscribed on behalf of the Obligant

At GLASGOW

on the  13th day of

AUGUST 2002


/s/ John Ackroyd
---------------------------
Director

/s/ Douglas Walker
---------------------------
Secretary


REGISTER on behalf of the within named THE ROYAL BANK OF SCOTLAND plc in the REGISTER of the COUNTY of

                                                            Agents

May 2000                                                                     (4)